UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

 ______________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

Commission File No. 001-34061

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HSN, INC.

(Exact name of registrant as specified in its charter)

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Delaware	26-2590893
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 HSN Drive, St. Petersburg, Florida	33729
(Address of principal executive offices)	(Zip Code)

(727) 872-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 29, 2017, HSN, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) in connection with the merger transaction (“Merger”) contemplated by the Agreement and Plan of Merger, dated as of July 5, 2017 (as such agreement may be amended from time to time, the “Merger Agreement”), by and among the Company, Liberty Interactive Corporation, a Delaware corporation (“Parent”), and Liberty Horizon, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent.

As of the close of business on October 31, 2017, the record date for the Special Meeting, there were 52,434,369 outstanding shares of the Company’s common stock (“Company common stock”), each with one vote per share. 46,084,796 shares of Company common stock were represented in person or by proxy at the Special Meeting and, therefore, a quorum was present. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal presented at the Special Meeting is set forth below:

1.	Proposal to adopt the Merger Agreement.

For	Against	Abstentions	Broker Non-Votes
45,668,679	28,831	387,286	0

The proposal was approved, having received “for” votes from a majority of the outstanding shares of Company common stock entitled to vote at the Special Meeting.

2.	Proposal to adjourn or postpone the Special Meeting, if necessary and for a minimum period of time reasonable under the circumstances, to ensure that any necessary supplement or amendment to the proxy statement/prospectus is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting, or to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

For	Against	Abstentions	Broker Non-Votes
43,622,790	2,076,704	385,302	0

The proposal was approved, having received “for” votes from a majority of the votes cast affirmatively or negatively, in person or by proxy, at the Special Meeting.

3.	Proposal to approve, by a non-binding, advisory vote, certain compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the transactions contemplated by the Merger Agreement.

For	Against	Abstentions	Broker Non-Votes
45,587,811	107,286	389,699	0

The proposal was approved, having received “for” votes from a majority of the votes cast affirmatively or negatively, in person or by proxy, at the Special Meeting.

Item 8.01	Other Events.

On December 29, 2017, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release of HSN, Inc., dated December 29, 2017

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2017

HSN, INC.

By:	/s/ Rod R. Little
	Name:	Rod R. Little
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of HSN, Inc., dated December 29, 2017